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                                                                   EXHIBIT 10.58

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR BY THE SECURITIES REGULATORY AUTHORITY OF ANY OTHER JURISDICTION, NOR HAS ANY COMMISSION OR AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. THE SHARES MAY NOT BE TRANSFERRED OR RESOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.


                             SUBSCRIPTION AGREEMENT
                                  COMMON STOCK

                               VCAMPUS CORPORATION


     1. Subscription. The undersigned (hereinafter referred to as "Subscriber") hereby subscribes for and agrees to purchase the number of shares of Common Stock of VCampus Corporation (the "Company"), par value $0.01 per share, set forth on the signature page hereto (the "Shares") in consideration for payment by the Subscriber of $1.06 per Share (the "Purchase Price") pursuant to this Subscription Agreement (the "Agreement"). The Subscriber herewith tenders the entire amount of such purchase price by check or wire transfer payable to the order of Brean Murray & Co., Inc., the Company's escrow agent (the "Escrow Agent").

     The Subscriber acknowledges that at the time of issuance the Common Stock will not be registered under the Securities Act of 1933 (the "Act"), in reliance upon an exemption from registration contained in the Act, and that the Company's reliance upon such exemption is based, at least partially, on the Subscriber's representations and warranties contained in this Subscription Agreement.

     2. Acceptance or Rejection of Subscription. Subscriber acknowledges and agrees that this subscription shall not be effective until accepted in writing by the Company, and that the Company reserves the right to reject this subscription in whole or in part. The Company is raising capital through the sale of a maximum of 2,188,919 Shares (the "Maximum Offering Amount"). Subscriptions may be rejected for insufficient documentation or for such other reason as the Company may determine, in its sole discretion, to be in the best interests of the Company. The Company, in its sole discretion, reserves the right to close this offering at any time to prevent sales in excess of the Maximum Offering Amount. In the event the Subscriber's subscription is accepted by the Company, Subscriber's Shares shall be issued as of the date specified by the Company at the time of acceptance.

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     3.   Warrants. Subscriber shall receive warrants, in substantially the form attached hereto as Exhibit A, to purchase a number of shares of Common Stock equal to 25% of the total Shares purchased hereunder at an exercise price equal to 100% of the average closing price of the Company's Common Stock on the Nasdaq SmallCap Market for the 5 trading days prior to closing.

     4. Registration Rights. The Shares purchased hereunder shall have registration rights pursuant to the Registration Rights Agreement attached hereto as Exhibit B.

     5. Escrow Arrangements. All payments received from subscribers in this offering will be deposited by the Escrow Agent in a non-interest bearing account in the Company's name, specifically segregated for deposit of the subscription payments, to be held in the account until closing. If the closing is not consummated prior to June 15, 2001 (the "Termination Date"), then the funds in the escrow account will be returned to subscribers without interest. All subscription payments received by the Escrow Agent will be promptly forwarded to the Company at closing. The parties expect to close as early as May 29, 2001.


     6. Subscriber's Representations and Warranties. Subscriber represents, warrants, acknowledges and agrees to the following.

          a. Subscriber is a resident of the state indicated on the signature page hereof, is legally competent to execute this Agreement, and:

               (i) if Subscriber is an individual, has his or her principal residence in such state and is at least 21 years of age; or

               (ii) if Subscriber is a corporation, partnership, trust or other form of business organization, has its principal office in such state; or

               (iii) if Subscriber is a corporation, partnership, trust or other form of business organization, Subscriber has not been organized for the specific purpose of acquiring the Shares.

          b. This Agreement is and shall be irrevocable, except that the Subscriber shall have no obligations hereunder in the event that the subscription is not accepted by the Company in whole or in part.

          c. The Subscriber has read this Agreement carefully and, to the extent believed necessary, has discussed the representations, warranties and agreements and the applicable limitations upon the Subscriber's resale of the Common Stock with counsel.

          d. The Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of this offering, or any recommendation or endorsement of this offering.



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          e.   The Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Act.

          Entities that are accredited investors under Rule 501 include, among others, certain banks, savings and loan associations, registered securities broker-dealers, insurance companies, registered investment companies and trusts. Individuals that are accredited investors under Rule 501 include, among others, any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1 million; or who had income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year.

          f. The Subscriber has received from the Company or others and has read copies of the Company's filings with the U.S. Securities and Exchange Commission (the "SEC"), and has had an adequate opportunity to ask questions of and receive answers from the Company regarding these documents (the "SEC Filings").

          g. The Subscriber represents that the Subscriber, if an individual, has adequate means of providing for his/her current needs and personal and family contingencies and has no need for liquidity in his/her investment in this offering.

          h. The Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Common Stock for an indefinite period, or to afford a complete loss of its investment. The Subscriber's total investment in the Company will not exceed ten percent (10%) of net worth as determined exclusive of principal residence, mortgage thereon, home furnishings and automobiles.

          i. The Subscriber is purchasing the Common Stock for the Subscriber's own account, with the intention of holding the Common Stock for investment purposes and not for the purpose of reselling or otherwise participating, directly or indirectly, in a distribution of the Common Stock, and shall not make any sale, transfer or other disposition of any portion of the Common Stock purchased hereby without registration under the Act and any applicable securities act of any state or unless an exemption from registration is available under such acts.

          j. The Subscriber's overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Common Stock will not cause such overall commitment to become excessive.

          k. The Subscriber understands that an investment in the Common Stock is a highly illiquid investment, and that, the Subscriber will have to bear the economic risk of the investment indefinitely (or at least until such shares may become registered as provided under this Agreement) because the Common Stock has not been registered under the Act and is being issued pursuant to a private placement exemption under Regulation D, on the grounds that no public offering is involved. Therefore, the Common Stock cannot be offered, sold, transferred,


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pledged or hypothecated to any person, unless either it is subsequently registered under the Act and applicable state securities laws or an exemption from registration is available and the Subscriber obtains a favorable opinion of the Company's counsel to that effect.

          l.   Prior to registration of the Shares by the Company pursuant to
Section 4 hereof, the Subscriber understands that the provisions of Rule 144 promulgated under the Act are not available for at least one (1) year to permit resale of the Common Stock, and there can be no assurance that the conditions necessary to permit routine sales of the Common Stock under Rule 144 will ever be satisfied, and, if Rule 144 should become available, routine sales made in reliance on its provisions could be made only in limited amounts and in accordance with the terms and conditions of the Rule. The Subscriber further understands that in connection with sales for which Rule 144 is not available, compliance with some other registration exemption will be required, which may not be available.

          m. The Subscriber understands and agrees that stop transfer instructions will be given to the Company's transfer agent or the officer in charge of its stock records and noted on the appropriate records of the Company to the effect that the Common Stock may not be transferred out of the Subscriber's name unless either the Shares become registered under the Act or it is established to the satisfaction of counsel for the Company that an exemption from the registration provisions of the Act and applicable state securities laws is available therefore. The Subscriber further agrees that there will be placed on the certificates for the Common Stock, or any substitutions therefore, a legend stating in substance as follows, that the Subscriber understands and agrees that the Company may refuse to permit the transfer of the stock out of its name and that the stock must be held indefinitely in the absence of compliance with the terms of such legend.

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND MAY NOT BE SOLD, TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE CORPORATION) REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY BE MADE IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND REGULATIONS.

          n. The Subscriber has been given the opportunity to review the Company's SEC Filings, and to ask questions of, and receive answers from, Company representatives concerning the Company and the terms and conditions of the offering and to obtain such other information as the Subscriber desires in order to evaluate an investment in the Common Stock.

          o. The Subscriber agrees to indemnify the Company, its directors, officers and employees, and to hold them harmless from and against any and all liability, damages, costs or expenses, including reasonable attorney fees, on account of or arising out of (i) any inaccuracy in



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the Subscriber's representations and warranties hereinabove set forth; (ii) the disposition of any of the Common Stock which it will receive, contrary to its foregoing representations and warranties; and (iii) any action, suit or proceeding based upon either the claim that the Subscriber's representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company, its directors, officers or employees, or the disposition of any portion of the Common Stock.

          p. The Subscriber understands that the Shares are being sold by the Company through Brean Murray & Co., Inc. as the Company's placement agent for the offering and that the Company has agreed to pay Brean Murray & Co., Inc. a customary placement fee of $0.06 per Share for its services.

     7. Company Representations and Warranties. The Company represents, warrants, acknowledges and agrees to the following.

          a. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and as currently proposed to be conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in Virginia and in each other jurisdiction where the nature of its activities and of its properties makes such qualification necessary, except where a failure to do so would not have a material adverse effect on the Company.

          b. Capitalization. The authorized and outstanding capital of the Company, as of April 24, 2001, consisted of: 1,200,000 shares of Series D Convertible Preferred Stock, $0.01 par value per share, 1,073,370 of which are issued and outstanding; 1,000,000 shares of Series C Convertible Preferred Stock, $0.01 par value per share, 623,339 shares of which are issued and outstanding; 3,000,000 shares of Series E Convertible Preferred Stock, 497,585 of which are issued and outstanding; 4,800,000 shares of undesignated and unissued Preferred Stock, $0.01 par value per share; and 36,000,000 shares of Common Stock, $0.01 par value per share, 10,983,745 of which were issued and outstanding.

          All of the outstanding shares of Common Stock and Preferred Stock that have been duly authorized and validly issued are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. The Company has duly and validly reserved the Shares for issuance as contemplated hereby. Except as disclosed in the SEC Filings, there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights or other agreements, either directly or indirectly, for the purchase or acquisition from the Company of any shares of its capital stock.

          c. Authorization. All corporate action on the part of the Company and its directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations hereunder and thereunder, and the authorization, issuance, sale and delivery of the Shares has been taken. This Agreement, when executed and delivered by the Company and the respective other parties thereto, shall constitute a


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valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules and laws governing specific performance, injunctive relief and other equitable remedies.

          d. Validity of the Shares. The Shares, when issued pursuant to the terms of this Agreement, will be validly issued, and fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that the Shares will be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

          e. Compliance with Other Instruments. The Company is not in violation of any provisions of its Certificate of Incorporation or its Bylaws as amended, or of any provisions of any material agreement or any judgment, decree or order by which it is bound or any statute, rule or regulation applicable to the Company. Subject to the compliance with such filings as may be required to be made with the SEC, the National Association of Securities Dealers, Inc. (the "NASD") and certain state securities commissions, the execution, delivery and performance of this agreement and the issuance and sale of the Shares pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such provisions or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

          f. Governmental Consents. All consents, approvals, orders or authorization of, or registrations, qualifications, designations, declarations or filings with, any federal or state governmental authority on the part of the Company required in connection with the valid execution and delivery of this agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, have been obtained.

          g. Accuracy of Reports. The SEC Filings required to be filed by the Company within the year prior to the date of this Agreement under the Securities Exchange Act of 1934 have been duly filed, were in substantial compliance with the requirements of their respective forms, were complete and correct in all material respects as of the dates at which the information was furnished, and contained (as of such dates) no untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          h. Disclosure. No representation or warranty of the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     8. Assignment. This Agreement is not transferable or assignable by the Subscriber.

     9. Expenses. The Company and the Subscriber shall bear their own expenses with respect to this Agreement and the transactions contemplated hereby.

     10. Correct Information. All information which the Subscriber has provided concerning the Subscriber or its financial position and the Subscriber's knowledge of financial



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and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to the Company's acceptance of the subscription, the Subscriber will immediately provide the Company with such information.

     11. Miscellaneous. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.



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                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE


         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement effective on this the 29th day of May 2001.


                = Shares of Common Stock purchased
----------------
$               = total payment by Subscriber
----------------


-------------------------------------------          ---------------------------
Signature of Subscriber
                                                     ---------------------------
                                                     Address
-------------------------------------------
Printed or typed name of Subscriber (in
exactly the form in which securities are to be registered)


-------------------------------------------
Printed or Typed Name and Title of person signing


FOR COMPANY USE ONLY:

         ACCEPTED EFFECTIVE ON THE ___ DAY OF _______ 2001 ON BEHALF OF VCAMPUS CORPORATION FOR __________ SHARES OF COMMON STOCK.


BY:
         -----------------------------------------------------
NAME:
         -----------------------------------------------------
TITLE:
         -----------------------------------------------------


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